EV MARATHON FLORIDA INSURED MUNICIPALS FUND
                       EV MARATHON HAWAII MUNICIPALS FUND
                       EV MARATHON KANSAS MUNICIPALS FUND
                 EV TRADITIONAL FLORIDA INSURED MUNICIPALS FUND
                      EV TRADITIONAL HAWAII MUNICIPALS FUND
                      EV TRADITIONAL KANSAS MUNICIPALS FUND
                     EV MARATHON HIGH YIELD MUNICIPALS FUND
                    EV TRADITIONAL HIGH YIELD MUNICIPALS FUND

                  SUPPLEMENT TO PROSPECTUSES DATED JUNE 1, 1997

                      EV CLASSIC HIGH YIELD MUNICIPALS FUND

                  SUPPLEMENT TO PROSPECTUS DATED JUNE 11, 1997

1. For the TRADITIONAL FUNDS listed above, effective September 1, 1997, under the table "Shareholder and Fund Expenses" the Maximum Sales Charge Imposed on Purchases is 4.75%. As a result, in the EXAMPLE section of the table the expenses paid by a shareholder would be slightly higher.

2. For the TRADITIONAL FUNDS listed above, effective September 1, 1997, the sales charge table under "How to Buy Fund Shares" is replaced (except for the footnotes) with the following:

                                               Sales Charge          Sales Charge         Dealer Commission
                                             as Percentage of      as Percentage of       as Percentage of
Amount of Purchase                            Offering Price        Amount Invested        Offering Price
-----------------------------------------------------------------------------------------------------------

Less than $25,000                                  4.75%                 4.99%                 4.50%
$25,000 but less than $100,000                     4.50                  4.71                  4.25
$100,000 but less than $250,000                    3.75                  3.90                  3.50
$250,000 but less than $500,000                    3.00                  3.09                  2.75
$500,000 but less than $1,000,000                  2.00                  2.04                  2.00
$1,000,000 or more                                 0.00*                 0.00*                 0.50

3. Effective February 1, 1998, the Trustees have approved a restructuring of the Funds whereby each Fund would become a separate class of the same series. It is anticipated that this restructuring will reduce Fund expenses. In connection with the restructuring, the existing "Classic" Funds will become "Class C" shares, the "Marathon" Funds will become "Class B" shares and the "Traditional" Funds will become "Class A" shares, respectively, of the following funds:

                           EATON VANCE FLORIDA INSURED MUNICIPALS FUND
                           EATON VANCE HAWAII MUNICIPALS FUND
                           EATON VANCE KANSAS MUNICIPALS FUND
                           EATON VANCE HIGH YIELD MUNICIPALS FUND

The conversion to the multiple-class structure will not be a taxable transaction, change the value or cost basis of existing shareholders' investments, or change fund net asset values per share. Likewise, the conversion will not materially change shareholder voting rights. It is possible that some shareholders could, in the future, receive different distributions of realized capital gains than would be the case if the restructuring did not occur. This result could occur because allocation of a Portfolio's current unrealized capital gains will be different under multiple-class accounting rules than has been the case under the partnership accounting rules of the current structure. The actual realization of capital gains in the future remains uncertain and depends not only on the investment adviser's decisions but also on the fluctuating market valuation of specific securities. Because capital gains distributions reduce the net asset value of a fund's shares, the effect of such a distribution change would be to alter current tax obligations and tax obligations upon redemption (by the same amount).

July 31, 1997                                                         9MUNI2/1PS